EXHIBIT 10.17
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                       FIRST AMENDMENT TO RETIREMENT PLAN
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     The Retirement  Plan adopted by Dollar Thrifty  Automotive  Group,  Inc. on
December 5, 1998 (the "PLAN") is hereby amended as of September 23, 1999 as follows:

     1. The "INTRODUCTION" to the Plan is hereby amended by adding the following new paragraph at the end:

        "The Plan is  intended  to be  exempt  under ERISA Section 401(a)(1)."

     2. Section 7.1(d) of the Plan is hereby amended by deleting the first sentence.


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